one COUNTY one FUTURE

Planning and Development
Lisa Plowman, Director
Jeff Wilson, Assistant Director
Elise Dale, Assistant Director

February 12, 2025

Mr. Steve Rusch
Sable Offshore Corporation/Pacific Pipeline Corporation
12000 Calle Real
Goleta, CA 93117

Sent via email: srusch@sableoffshore.com

SUBJECT: Zoning Clearance Applications - 24ZCI-00090, 24ZCI-00091, 24ZCI-00095, and 24ZCI-00096

Mr. Rusch,

On November 22, 2024 and December 6, 2024, Santa Barbara County Planning and Development received four Zoning Clearance applications for pipeline "anomaly repair work" to Lines 324 and 325a. These applications stated that they sought to permit anomaly repair work in the enclosed descriptions of work for case numbers 24ZCI-00090, 24ZCI-00091, 24ZCI-00095, and 24ZCI-00096. Sable's position is that the Zoning Clearance process meets the requirements of the County's Local Coastal Program because it is a means for the County to determine if the activities fall within an existing Coastal Development Permit or if a new Coastal Development Permit is required.

The County conducted a detailed review of pipeline permitting history and the Coastal Zoning Ordinance. Planning and Development concludes that this pipeline anomaly repair work is authorized by the existing permits (Final Development Plan, Major Conditional Use Permit, and associated Coastal Development Permits) and was analyzed in the prior Environmental Impact Report/Environmental Impact Statement (EIR/EIS). The County previously exercised its authority under its Local Coastal Program and delegated Coastal Act authority in approving the permits and the requested anomaly repair work is within the scope of those approved permits. (Pub. Resources Code § 30519.) The County's assessment is consistent with the type of reviews conducted by the County, both inside and outside the Coastal Zone, on a regular basis to determine whether proposed development activities fall within the scope of existing permits. Planning and Development will be returning the Zoning Clearance applications to Sable without taking action on them. Alternatively, Sable can choose to withdraw the applications.

This conclusion is related to the requested pipeline anomaly repair work in case numbers 24ZCI-00090, 24ZCI-00091, 24ZCI-00095, and 24ZCI-00096 and the information supplied with those applications and does not speak to permitting or jurisdiction on any other past or future work on or changes to the Pipeline and associated equipment.

This is not a: 1) permit exemption; 2) Director determination on the meaning or applicability of the provisions of the Coastal Zoning Ordinance; 3) decision on an application for a Coastal Development Permit; or 4) any other ground set forth in Article II Section 35-182. Rather, this letter confirms that the requested anomaly repair work was contemplated, analyzed, and approved in the existing Final Development Plan, Major Conditional Use Permit, associated Coastal Development Permits and certified EIR/EIS. Thus, no further application to or action by the County is required. This conclusion is not appealable to the Planning Commission, Board of Supervisors, or Coastal Commission and it does not require a Notice of Final Action. (Article II §§ 35-182; 35-181.4.)

Planning and Development encourages and requests that Sable continue to provide information to the County about any future anomaly repair work consistent with what was supplied in the above-referenced application. Such information will allow the County to evaluate whether particular anomaly repair work results in any different conclusions than those set forth in this letter. That information can be directed to my attention.

Sincerely,

Errin Briggs
Deputy Director, Energy, Minerals, Compliance & Cannabis Division

Enclosures: 24ZCI-00090 Description of Work
24ZCI-00091 Description of Work
24ZCI-00095 Description of Work
24ZCI-00096 Description of Work

CC: Mickey Johnson, ExxonMobil Upstream Company, via email
mickey.d.johnson@exxonmobil.com

24ZCI-00090 + 91

Zoning Clearance Applications for CA-324 Pipeline Routine Anomaly Repair Work – Description of Work

Scope of Work

In order to repair an anomaly, Sable must undertake the following steps: (1) excavate the site where an anomaly was detected, including the dirt beneath the affected pipeline segment, (2) expose the pipeline segment by removing insulation and sandblasting, (3) evaluate whether a "Composite Repair"[1] or "Cut-Out Repair"[2] is required, (4) conduct the Composite or Cut-Out Repair as appropriate, sandblast the repaired pipeline segment, and apply an epoxy coating, pipe tape, and rockguard wrap, (5) backfill the anomaly site, and (6) conduct final site cleanup, including revegetation activities (collectively, the "Anomaly Repair Work").

Sable previously commenced the Anomaly Repair Work in compliance with Sable's obligation under federal regulations to take "prompt action" to address pipeline anomalies. (See 49 C.F.R., § 195.452, subd. (h)(1).) On September 27, 2024, the California Coastal Commission issued Sable Notice of Violation V-9-24-0152 ("NOV") and required Sable to immediately stop all Anomaly Repair Work. In accordance with the NOV, Sable stopped undertaking the Anomaly Repair Work. On November 12, 2024, Commission staff issued Executive Director Cease and Desist Order No. ED-24-CD-02 ("EDCDO"), which required Sable to submit an Interim Restoration Plan to secure and backfill the open anomaly sites without completing the Anomaly Repair Work. Commission staff approved Sable's proposed Interim Restoration Plan on November 20, 2024 with respect to the remedial grading and BMP segment of the Interim Restoration Plan. As of November 21, 2024, Sable and Commission staff were continuing to coordinate regarding the hydroseeding segment of the plan. Consistent with the Interim Restoration Plan, each anomaly site will be backfilled and restored to original grade without completing the Anomaly Repair Work.

As such, Sable's Zoning Clearance applications seek *both*:

1. After-the-fact Zoning Clearances for the Anomaly Repair Work previously undertaken at each anomaly site identified in the applications; and
2. Zoning Clearances to complete the Anomaly Repair Work at each such anomaly site in the future (including by excavating the anomaly site again after it is backfilled and restored in compliance with the EDCDO and Interim Restoration Plan).

---

[1] A "Composite Repair" involves wrapping the exposed pipeline segment in a composite material and allowing the material to cure.

[2] A "Cut-Out Repair" involves cutting out and replacing the affected pipeline segment, welding the replaced pipeline segment in place, and X-raying the replaced pipeline segment to confirm successful replacement.

Location

45 anomaly sites require Anomaly Repair Work. As discussed above, these sites are located along existing pipeline CA-324 in APNs 081-140-019, 081-140-025, 081-150-002, 081-150-006, 081-150-007, 081-150-028, 081-150-032, 081-150-033, and 081-230-021. Table 1 details each anomaly site. Attachments C.1 and C.2 include overview and concentrated mapping depicting these sites.

Table 1. Anomaly Sites

Legend	
(light blue)	Application #1
(orange)	Application #2

[redacted]

[redacted]

The proposed work would utilize the existing roads to access each site. No new roads will be constructed.

Construction & Equipment

Excavation depth would vary for each anomaly site based on unique factors, including the number of immediately proximate anomalies and site-specific requirements. All material will be balanced onsite, and no material will be imported or exported. Shoring boards will be utilized to stabilize the excavation walls prior to entry. Equipment needed to complete the Anomaly Repair Work includes the following:

- Excavator(s)
- Light and heavy-duty work trucks
- Air compressor(s)
- Welding machine(s)
- Bulldozer(s)
- Front loader(s) with back drag
- Backhoe
- Reachlift
- Water buffalo
- Water trucks

Fire Protection

If welding is required, Sable will provide a mowed work area within a minimum of 50 feet around the welding activities and maintain a fire watch at the location with 500 gallons of

water onsite, in addition to the fire extinguisher requirements of the Office of the State Fire Marshal (OSFM) and the Santa Barbara County Fire Department (SBCFD).

Construction Best Management Practices

In addition to the Construction Best Management Practices (BMPs) identified in Attachments D.1 and D.2, the following BMPs will be implemented to ensure potential effects on various environmental resources are avoided:

- Define limits of disturbance including the length/width of dig excavation trench, trench soil stockpile, equipment, staging, access, vehicle parking.
- Before construction activities commence, conduct pre-construction a biological resources survey to confirm the expected limits of work and minimal impact, or ensure that a biologist is onsite the first day of construction to monitor excavation to salvage and release any wildlife encountered.
- Before construction activities commence, conduct an environmental awareness training for all onsite personnel to discuss BMPs and other potential biological resources issues. While not expected in any of the dig sites, awareness of potential occurrence of special-status species should be discussed.
- All oak tree impacts are to be avoided including no vehicles, equipment, or stockpile within the drip line of any oaks.
- Stockpiles should be in uplands and avoid any stockpile, materials storage, vehicles, equipment, etc. in any drainage features or riparian habitat.
- Topsoil (the first 6" to 12" inches) removed for the excavation should be stockpiled separately for use in restoring original contours and grade, and to promote rapid plant growth restoration.
- The open trench should be safely fenced (hog wire, orange construction fence, or similar) at the end of each workday to exclude wildlife entrapment.

Conclusion

Sable is committed to designing, constructing, operating and maintaining Line CA-324 and CA-325 in a safe and reliable manner, and to meeting or exceeding applicable federal, state, and local regulatory standards.

24ZCI-00095 ; 96

Zoning Clearance Applications for CA-324 and CA-325A Pipeline Routine Anomaly Repair Work – Description of Work

Scope of Work

In order to repair an anomaly, Sable must undertake the following steps: (1) excavate the site where an anomaly was detected, including the dirt beneath the affected pipeline segment, (2) expose the pipeline segment by removing insulation and sandblasting, (3) evaluate whether a "Composite Repair"[1] or "Cut-Out Repair"[2] is required, (4) conduct the Composite or Cut-Out Repair as appropriate, sandblast the repaired pipeline segment, and apply an epoxy coating, pipe tape, and rockguard wrap, (5) backfill the anomaly site, and (6) conduct final site cleanup, including revegetation activities (collectively, the "Anomaly Repair Work").

Location

28 anomaly sites require Anomaly Repair Work. As discussed above, these sites are located along existing pipeline CA-324 and CA-325A in APNs 081-130-068, 081-140-023, 081-150-002, 081-150-028, 081-150-032, 081-270-011, 083-590-003, 083-650-008, 083-650-009, and 083-650-011. Table 1 details each anomaly site. Attachments C.1 and C.2 include overview and concentrated mapping depicting these sites.

Table 1. Anomaly Sites

Legend	
	Application #1
	Application #2

[redacted]

[1] A "Composite Repair" involves wrapping the exposed pipeline segment in a composite material and allowing the material to cure.

[2] A "Cut-Out Repair" involves cutting out and replacing the affected pipeline segment, welding the replaced pipeline segment in place, and X-raying the replaced pipeline segment to confirm successful replacement.

[redacted]

The proposed work would utilize the existing roads to access each site. No new roads will be constructed.

Construction & Equipment

Excavation depth would vary for each anomaly site based on unique factors, including the number of immediately proximate anomalies and site-specific requirements. All material will be balanced onsite, and no material will be imported or exported. Shoring boards will be utilized to stabilize the excavation walls prior to entry. Equipment needed to complete the Anomaly Repair Work includes the following:

- Excavator(s)
- Light and heavy-duty work trucks
- Air compressor(s)
- Welding machine(s)
- Bulldozer(s)

[3] F-9 is associated with two anomaly numbers from separate investigatory tool runs but is associated with one anomaly.

- Front loader(s) with back drag
- Backhoe
- Reachlift
- Water buffalo
- Water trucks

Fire Protection
If welding is required, Sable will provide a mowed work area within a minimum of 50 feet around the welding activities and maintain a fire watch at the location with 500 gallons of water onsite, in addition to the fire extinguisher requirements of the Office of the State Fire Marshal (OSFM) and the Santa Barbara County Fire Department (SBCFD).

Construction Best Management Practices

In addition to the Construction Best Management Practices (BMPs) identified in Attachments D.1 and D.2, the following BMPs will be implemented to ensure potential effects on various environmental resources are avoided:

- Define limits of disturbance including the length/width of dig excavation trench, trench soil stockpile, equipment, staging, access, vehicle parking.
- Before construction activities commence, conduct pre-construction a biological resources survey to confirm the expected limits of work and minimal impact, or ensure that a biologist is onsite the first day of construction to monitor excavation to salvage and release any wildlife encountered.
- Before construction activities commence, conduct an environmental awareness training for all onsite personnel to discuss BMPs and other potential biological resources issues. While not expected in any of the dig sites, awareness of potential occurrence of special-status species should be discussed.
- All oak tree impacts are to be avoided including no vehicles, equipment, or stockpile within the drip line of any oaks.
- Stockpiles should be in uplands and avoid any stockpile, materials storage, vehicles, equipment, etc. in any drainage features or riparian habitat.
- Topsoil (the first 6" to 12" inches) removed for the excavation should be stockpiled separately for use in restoring original contours and grade, and to promote rapid plant growth restoration.
- The open trench should be safely fenced (hog wire, orange construction fence, or similar) at the end of each workday to exclude wildlife entrapment.

Conclusion

Sable is committed to designing, constructing, operating and maintaining Line CA-324 and CA-325A in a safe and reliable manner, and to meeting or exceeding applicable federal, state, and local regulatory standards.